INVESCO VALUE TRUST
                  INVESCO Intermediate Government Bond Fund
                          INVESCO Total Return Fund
                          INVESCO Value Equity Fund

               Supplement to Prospectuses dated January 1, 1997


A. At numerous places in above named Funds' Prospectuses, it is noted that INVESCO Funds Group, Inc. ("IFG") is the investment adviser, administrator, transfer agent and distributor of the Funds. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI"), a newly-created wholly-owned subsidiary of IFG, will become the distributor of the Funds. Effective on that date, INVESCO Value Trust (the "Trust") entered into a new Distribution Agreement (the "Agreement") with IDI that is substantially identical to the corresponding agreement the Trust had with IFG for distribution services. The Agreement was approved by the Trust's Board of Trustees at a meeting held on September 2, 1997. The Agreement in no way changes the basis upon which distribution services are being provided to the Funds by IFG-affiliated companies. IFG remains the investment adviser, administrator and transfer agent for the Funds.

B. The discussion which appears in each Prospectus under the heading "Taxes, Dividends and Capital Gain Distributions - Dividends and Capital Gain Distributions" is hereby amended by deleting the first three paragraphs and replacing them with the following two paragraphs:

                  Dividends  and Capital Gain  Distributions.  The Fund may earn income from income and other distributions on its investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly, at the discretion of the Trust's Board of Trustees. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the ex-dividend date, unless otherwise requested.




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                  Capital  gains or losses are the result of the Fund's  sale of its securities at prices that are higher or lower than the prices paid by the Fund to purchase such securities. Total gains from such sales, less any losses from such sales (including losses carried forward from prior years), represent net realized capital gains. The Fund distributes its net realized capital gains, if any, to its shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the ex-dividend date, unless otherwise requested. Capital gain distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day
            the  distribution  is  made.  If  a  shareholder   purchases  shares
            immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

The date of this Supplement is September 29, 1997.



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                             INVESCO VALUE TRUST

              Supplement to Statement of Additional Information
                            dated January 1, 1997


A. At numerous places in the above Trust's Statement of Additional Information, it is noted that INVESCO Funds Group, Inc. ("IFG") is the investment adviser, administrator, transfer agent and distributor of the Trust's Funds. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI"), a newly-created wholly-owned subsidiary of IFG, will become the distributor of the Funds. Effective on that date, the Trust entered into a new Distribution Agreement (the "Agreement") with IDI that is substantially identical to the corresponding agreement the Trust had with IFG for distribution services. The Agreement was approved by the Trust's Board of Trustees at a meeting held on September 2, 1997. The Agreement in no way changes the basis upon which distribution services are being provided to the Funds by IFG-affiliated companies. IFG remains the investment adviser, administrator and transfer agent for the Funds.

B. The discussion which appears in the Statement of Additional Information under the heading "Dividends, Capital Gain Distributions and Taxes" is hereby amended by deleting the fourth paragraph and replacing it with the following paragraph:

                  All dividends and other  distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of shares of the Value Equity Fund and the Total Return Fund may reflect accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares. The net asset value of the Intermediate Government Bond Fund may reflect undistributed realized capital gains and foreign currency gains but not net investment income. Dividends from net investment income on the Intermediate Government Bond Fund are declared daily and distributed to shareholders monthly. Therefore, the foregoing disclosure concerning distributions and their effect on net asset value is applicable to the Intermediate Government Bond Fund in the context of foreign currency and capital gain distributions only.

The date of this Supplement is September 29, 1997.